UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 23, 2026, AMC Entertainment Holdings, Inc. (the “Company,” or “AMC”) issued a press release announcing that it priced $2,000 million aggregate principal amount of 8.875% first lien notes due 2031 (the “Notes”) in a private offering (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company also announced that it priced $850 million of first lien term loans (the “New 1L Term Loans”), bearing interest at SOFR plus 4.50% with an original issue discount of 1.50%, to be incurred under a new term loan facility (the “New 1L Term Loan Facility”). The maturity date of the New 1L Term Loans is expected to be October 5, 2031. The Offering and the New 1L Term Loan Facility, together with the Company’s previously announced $1,120 million second lien term loan facility with Deutsche Bank AG New York Branch (the “New 2L Term Loan Facility” and, together with the New 1L Term Loan Facility, the “New Term Loan Facilities”), are expected to close on or around October 5, 2026, subject to customary closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes and New Term Loan Facilities will be guaranteed on a senior secured basis by certain of the Company’s existing and future direct or indirect wholly-owned subsidiaries, including Muvico, LLC (“Muvico”), Odeon Cinemas Group Limited (“OCGL”) and certain subsidiaries of OCGL.

The net proceeds from the Offering, together with the proceeds from the New Term Loan Facilities, and cash on hand, will be used (i) to fund the tender offer (the “Tender Offer”) for AMC’s 7.500% Senior Secured Notes due 2029 (the “AMC Secured Notes”), (ii) to fund the redemption on or about February 15, 2027 of any AMC Secured Notes that are not tendered or accepted for purchase in the Tender Offer, (iii) to fund the redemption in full of Muvico’s Senior Secured Notes due 2029 (the “Muvico 1.5L Notes”), (iv) to repay in full the term loans outstanding under the Credit Agreement, dated as of July 22, 2024, by and among the Company and Muvico, as borrowers, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, (v) to repay in full the term loans outstanding under the Credit Agreement, dated as of April 17, 2026, by and among Odeon Finco PLC, as borrower, OCGL, the lenders party thereto and U.S. Bank Trust Company, National Association, as administrative agent and security agent and (vi) to pay related fees, costs, premiums and expenses.

In connection with the Offering, the Company expects to deliver a notice of conditional full redemption to holders of the Muvico 1.5L Notes to redeem the Muvico 1.5L Notes in full at a redemption price equal to 100.000% of the principal amount thereof plus a make-whole premium, plus accrued and unpaid interest, if any, to the applicable redemption date (the “Redemption”). The Tender Offer is, and the Redemption is expected to be, conditioned upon the consummation of the Offering and entry into the New Term Loan Facilities and/or other debt financing transactions resulting in aggregate gross proceeds to the Company, its affiliates and its subsidiaries of at least $3,970 million, contemporaneously with or prior to the applicable settlement date or redemption date.

The Notes and related guarantees were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

This Current Report on Form 8-K does not constitute a notice of redemption of the Muvico 1.5L Notes or the AMC Secured Notes. Information concerning the terms and conditions of the Redemption will be described in the notice of conditional full redemption to be distributed to holders of the Muvico 1.5L Notes by the trustee under the indenture governing the Muvico 1.5L Notes. Information concerning the terms and conditions of the Tender Offer is described in the Offer to Purchase, dated September 21, 2026.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements the Company makes regarding the transactions described herein, including the anticipated terms, timing and completion of the Offering and the New Term Loan Facilities and the expected use of proceeds therefrom, including the Tender Offer and the Redemption, impacts of the industry box office in North America and European industry attendance, the Company’s expected revenue, net loss, capital expenditures, diluted loss per share, Adjusted EBITDA and estimated cash and cash equivalents, the potential for sustained growth, the Company’s cash generation potential, the potential for further debt equitization, the ability to achieve the Company’s AMC Go Plan, the Company’s financial runway and the continued box office recovery as well as the future box office outlook, including with respect to the full year 2026, changing market dynamics and capitalizing on opportunities to further strengthen AMC’s balance sheet. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the effectiveness of the refinancing transactions completed in the third quarter of 2025 and the ability to further equitize existing debt; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its ability to meet its covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production, promotion, marketing, and performance including labor stoppages affecting the production, supply and release schedule of theatrical motion picture content and choice of distributors to release fewer feature-length films as a result of the additional financial burden imposed by tariffs; the use of artificial intelligence (“AI”) technology in the filmmaking process and audience acceptance of movies made utilizing AI technology; general and international economic, political, regulatory and other risks, including but not limited to rising interest rates; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of shares of the Company’s Class A common stock (the “Common Stock”); dilution of voting power caused by recent sales of Common Stock and through the issuance of Common Stock underlying Muvico’s exchangeable notes and the issuance of preferred stock; future offerings of debt, which would be senior to the Common Stock for purposes of distributions or upon liquidation, and which could adversely affect the market price of the Common Stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; limitations on AMC’s ability to utilize interest expense deductions annually under Section 163(j) of the Internal Revenue Code of 1986, as amended, as amended by the One Big Beautiful Bill Act of 2025; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, the Company cautions you against relying on forward-looking statements, which speak only as of the date they are made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 23, 2026, announcing the pricing of the First Lien Notes Offering and the New 1L Term Loan Facility.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: September 23, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

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